UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 26, 2022

CEN BIOTECH, INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55557	-
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300-3295 Quality Way
Windsor, Ontario
Canada
N8T 3R9
(Address of principal executive offices, including zip code)

(519) 419-4958
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

☑
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

The disclosures in Item 5.02 of this Current Report on Form 8-K are incorporated by reference into this Item 1.01.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosures in Item 5.02 of this Current Report on Form 8-K are incorporated by reference into this Item 3.02. The issuances described in Item 5.02 are exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), in reliance upon exemptions from the registration requirements of the Act in transactions not involving a public offering.

Item. 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Employment Agreements

Employment Agreement with Lawrence Lehoux

On August 26, 2022, CEN Biotech, Inc., an Ontario, Canada corporation (the “Company”) entered into an Executive Employment Agreement with Lawrence Lehoux, the Company’s Chief Technology Officer, President and a Director, (the “Employment Agreement”) with an effective date of September 1, 2022. Pursuant to the Employment Agreement, during the term of the Employment Agreement, the Company agreed to employ, and Mr. Lehoux agreed to accept employment with the Company as its President and Chief Technology Officer. Pursuant to the Employment Agreement, the Company agreed to issue Mr. Lehoux 1,750,000 shares of the Company’s common stock subject to the provisions of a Restricted Stock Agreement under the Company’s 2021 Equity Compensation Plan (the “Plan”). Additionally, pursuant to the Employment Agreement, the Company agreed to pay Mr. Lehoux a base salary of $240,000.00. The term of the Employment Agreement is a period of five (5) years.

The Employment Agreement can be terminated by Mr. Lehoux for “Good Reason” as such term is defined in the Employment Agreement or without “Good Reason” by giving a minimum of thirty (30) days’ prior written notice to advise the Company that he is resigning his employment. In the event of termination of the Employment Agreement by Mr. Lehoux by resignation without “Good Reason,” no sums will be payable by the Company except for: (i) any unpaid base salary through the effective date of resignation and (ii) reimbursement for any expenses for which Mr. Lehoux had not been reimbursed. In the event of a termination of the Employment Agreement by Mr. Lehoux for “Good Reason,” the Company would have a period of thirty (30) days following receipt of such notice from Mr. Lehoux to cure or revoke the event constituting “Good Reason.”

The Company can also terminate the Employment Agreement for “Cause” as such term is defined in the Employment Agreement, and if that occurs, no sums will be payable by the Company except for: (i) any unpaid base salary through the date of termination, (ii) reimbursement for any expenses for which the Mr. Lehoux had not been reimbursed and (iii) only if the act of “Cause” does not constitute willful misconduct, disobedience or willful neglect of duty that is not trivial and has not been condoned by the Company, any other amount due under the Employment Agreement for termination pay or severance pay. The Company can also terminate the Employment Agreement without “Cause” at any time. Pursuant to the Employment Agreement, in connection with the sale of the Company or any other transaction constituting a “Change in Control” as such term is defined in the Employment Agreement or a strategic transaction, the Company may, but will not be obligated, to provide Mr. Lehoux with additional compensation (including, but not limited to additional stock options or restricted stock) for services outside of general scope of duties and responsibilities of Mr. Lehoux.

“Good Reason” is defined under the Employment Agreement as a material diminution in the base salary, excluding reductions (totaling no more than 20% in the aggregate) generally applicable to all senior executives provided, however, that such exclusion does not apply if the material diminution in occurs within 60 days prior to the consummation of a “Change in Control” that was already under consideration when the notice of the occurrence of the event alleging “Good Reason” was made or 12 months thereafter. “Cause” is defined under the Employment Agreement as (i) an intentional tort (excluding any tort relating to a motor vehicle) which causes substantial loss, damage or injury to the property or reputation of the Company or its subsidiaries (ii) continued or repeated gross neglect of Mr. Lehoux’s reasonable duties (for a reason other than illness or incapacity) which is not cured within ten (10) days after written notice thereof by the Board (iii) the disregard of written, material policies of the Company or its subsidiaries which causes a material loss, damage or injury to the property or reputation of the Company or its subsidiaries which is not cured within ten (10) days after written notice thereof by the Board (iv) any material breach of Mr. Lehoux’s ongoing obligation not to disclose confidential information and not to assign intellectual property developed during employment which, if capable of being cured, is not cured within ten (10) days after written notice thereof is given by the Board or (v) any substantial willful act which has a material harmful effect on the Company.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by the full text of the Employment Agreement, a copy of which is filed herewith as Exhibit 10.1 hereto and incorporated by reference herein.

Employment Agreement with Brian S. Payne

On August 26, 2022, the Company entered into an Executive Employment Agreement with Brian S. Payne, the Company’s Chief Executive Officer, Chief Financial Officer and Chairman of the Board, (the “Payne Employment Agreement”) with an effective date of September 1, 2022. Pursuant to the Payne Employment Agreement, during the term of the Payne Employment Agreement, the Company agreed to employ, and Mr. Payne agreed to accept employment with the Company as its Chief Executive Officer and Chairman. Pursuant to the Payne Employment Agreement, the Company agreed to issue Mr. Payne 2,750,000 shares of the Company’s common stock subject to the provisions of a Restricted Stock Agreement under the Plan. Additionally, pursuant to the Payne Employment Agreement, the Company agreed to pay Mr. Payne a base salary of $240,000.00. The term of the Payne Employment Agreement is a period of five (5) years.

The Payne Employment Agreement can be terminated by Mr. Payne for “Good Reason” as such term is defined in the Payne Employment Agreement or without “Good Reason” by giving a minimum of thirty (30) days’ prior written notice to advise the Company that he is resigning his employment. In the event of termination of the Payne Employment Agreement by Mr. Payne by resignation without “Good Reason,” no sums will be payable by the Company except for: (i) any unpaid base salary through the effective date of resignation and (ii) reimbursement for any expenses for which Mr. Payne had not been reimbursed. In the event of a termination of the Payne Employment Agreement by Mr. Payne for “Good Reason,” the Company would have a period of thirty (30) days following receipt of such notice from Mr. Payne to cure or revoke the event constituting “Good Reason.”

The Company can also terminate the Payne Employment Agreement for “Cause” as such term is defined in the Payne Employment Agreement, and if that occurs, no sums will be payable by the Company except for: (i) any unpaid base salary through the date of termination, (ii) reimbursement for any expenses for which the Mr. Payne had not been reimbursed and (iii) only if the act of “Cause” does not constitute willful misconduct, disobedience or willful neglect of duty that is not trivial and has not been condoned by the Company, any other amount due under the Payne Employment Agreement for termination pay or severance pay. The Company can also terminate the Payne Employment Agreement without “Cause” at any time. Pursuant to the Payne Employment Agreement, in connection with the sale of the Company or any other transaction constituting a “Change in Control” as such term is defined in the Payne Employment Agreement or a strategic transaction, the Company may, but will not be obligated, to provide Mr. Payne with additional compensation (including, but not limited to additional stock options or restricted stock) for services outside of general scope of duties and responsibilities of Mr. Payne.

“Good Reason” is defined under the Payne Employment Agreement as a material diminution in the base salary, excluding reductions (totaling no more than 20% in the aggregate) generally applicable to all senior executives provided, however, that such exclusion does not apply if the material diminution in occurs within 60 days prior to the consummation of a “Change in Control” that was already under consideration when the notice of the occurrence of the event alleging “Good Reason” was made or 12 months thereafter. “Cause” is defined under the Payne Employment Agreement as (i) an intentional tort (excluding any tort relating to a motor vehicle) which causes substantial loss, damage or injury to the property or reputation of the Company or its subsidiaries (ii) continued or repeated gross neglect of Mr. Payne’s reasonable duties (for a reason other than illness or incapacity) which is not cured within ten (10) days after written notice thereof by the Board (iii) the disregard of written, material policies of the Company or its subsidiaries which causes a material loss, damage or injury to the property or reputation of the Company or its subsidiaries which is not cured within ten (10) days after written notice thereof by the Board (iv) any material breach of Mr. Payne’s ongoing obligation not to disclose confidential information and not to assign intellectual property developed during employment which, if capable of being cured, is not cured within ten (10) days after written notice thereof is given by the Board or (v) any substantial willful act which has a material harmful effect on the Company.

The foregoing description of the Payne Employment Agreement does not purport to be complete and is qualified in its entirety by the full text of the Payne Employment Agreement, a copy of which is filed herewith as Exhibit 10.2 hereto and incorporated by reference herein.

Restricted Stock Agreements

Restricted Stock Agreement with Lawrence Lehoux

On August 29, 2022, the Company entered into a Restricted Stock Agreement (the “RSA”) under the Plan with Lawrence Lehoux, the Company’s Chief Technology Officer, President and a Director. Pursuant to the RSA, the Company granted Mr. Lehoux 2,000,000 shares of the Company’s common stock (the “Restricted Shares”) under the Plan to vest as follows:

●	200,000 of the Restricted Shares are to vest on the grant date of August 29, 2022 (the “Grant Date”);
●
The remaining 1,800,000 of the Restricted Shares are to vest over a three (3) year period with one-thirty-sixth (1/36th) or 50,000 of the number of Restricted Shares vesting on the one (1) month anniversary of the Grant Date and an additional one-thirty-sixth (1/36th) or 50,000 of the number of Restricted Shares vesting at the end of each one (1) month anniversary thereafter (each a “Vesting Date”), provided that Mr. Lehoux continues to be an employee of the Company in good standing, as of the applicable Vesting Date, such that one hundred percent (100%) of the Restricted Shares will have vested on the third (3rd) anniversary of the Grant Date.

Notwithstanding the foregoing, the Restricted Shares shall become immediately vested upon a change of control of the Company. The description of the RSA does not purport to be complete and is qualified in its entirety by the full text of the RSA, a copy of which is filed herewith as Exhibit 10.3 hereto and is incorporated by reference herein.

Restricted Stock Agreement with Brian S. Payne

On August 29, 2022, the Company entered into a Restricted Stock Agreement (the “Payne RSA”) under the Plan with Brian S. Payne, the Company’s Chief Executive Officer, Chief Financial Officer and Chairman of the Board. Pursuant to the Payne RSA, the Company granted Mr. Payne 3,000,000 shares of the Company’s common stock (the “Restricted Shares”) under the Plan to vest as follows:

●	840,000 of the Restricted Shares are to vest on the grant date of August 29, 2022 (the “Grant Date”);
●
The remaining 2,160,000 of the Restricted Shares are to vest over a three (3) year period with one-thirty-sixth (1/36th) or 60,000 of the number of Restricted Shares vesting on the one (1) month anniversary of the Grant Date and an additional one-thirty-sixth (1/36th) or 60,000 of the number of Restricted Shares vesting at the end of each one (1) month anniversary thereafter (each a “Vesting Date”), provided that Mr. Payne continues to be an employee of the Company in good standing, as of the applicable Vesting Date, such that one hundred percent (100%) of the Restricted Shares will have vested on the third (3rd) anniversary of the Grant Date.

Notwithstanding the foregoing, the Restricted Shares shall become immediately vested upon a change of control of the Company. The description of the Payne RSA does not purport to be complete and is qualified in its entirety by the full text of the Payne RSA, a copy of which is filed herewith as Exhibit 10.4 hereto and is incorporated by reference herein.

Restricted Stock Agreement with Donald Strilchuck

On August 29, 2022, the Company entered into a Restricted Stock Agreement (the “Strilchuck RSA”) under the Plan with Donald Strilchuck, a member of the Company’s Board. Pursuant to the Strilchuck RSA, the Company granted Mr. Strilchuck 250,000 shares of the Company’s common stock (the “Restricted Shares”) under the Plan to vest as follows:

●	70,000 of the Restricted Shares are to vest on the grant date of August 29, 2022 (the “Grant Date”);
●
The remaining 180,000 of the Restricted Shares are to vest over a three (3) year period with one-thirty-sixth (1/36th) or 5,000 of the number of Restricted Shares vesting on the one (1) month anniversary of the Grant Date and an additional one-thirty-sixth (1/36th) or 5,000 of the number of Restricted Shares vesting at the end of each one (1) month anniversary thereafter (each a “Vesting Date”), provided that Mr. Strilchuck continues to be an employee of the Company in good standing, as of the applicable Vesting Date, such that one hundred percent (100%) of the Restricted Shares will have vested on the third (3rd) anniversary of the Grant Date.

Notwithstanding the foregoing, the Restricted Shares shall become immediately vested upon a change of control of the Company. The description of the Strilchuck RSA does not purport to be complete and is qualified in its entirety by the full text of the Strilchuck RSA, a copy of which is filed herewith as Exhibit 10.5 hereto and is incorporated by reference herein.

Restricted Stock Agreement with George Dragicevic

On August 29, 2022, the Company entered into a Restricted Stock Agreement (the “Dragicevic RSA”) under the Plan with George Dragicevic a member of the Company’s Board. Pursuant to the Dragicevic RSA, the Company granted Mr. Dragicevic 250,000 shares of the Company’s common stock (the “Restricted Shares”) under the Plan to vest as follows:

●	70,000 of the Restricted Shares are to vest on the grant date of August 29, 2022 (the “Grant Date”);
●
The remaining 180,000 of the Restricted Shares are to vest over a three (3) year period with one-thirty-sixth (1/36th) or 5,000 of the number of Restricted Shares vesting on the one (1) month anniversary of the Grant Date and an additional one-thirty-sixth (1/36th) or 5,000 of the number of Restricted Shares vesting at the end of each one (1) month anniversary thereafter (each a “Vesting Date”), provided that Mr. Dragicevic continues to be an employee of the Company in good standing, as of the applicable Vesting Date, such that one hundred percent (100%) of the Restricted Shares will have vested on the third (3rd) anniversary of the Grant Date.

Notwithstanding the foregoing, the Restricted Shares shall become immediately vested upon a change of control of the Company. The description of the Dragicevic RSA does not purport to be complete and is qualified in its entirety by the full text of the Dragicevic RSA, a copy of which is filed herewith as Exhibit 10.6 hereto and is incorporated by reference herein.

Restricted Stock Agreement with Harold Andre Aubrey de Lavenu

On August 29, 2022, the Company entered into a Restricted Stock Agreement (the “Lavenu RSA”) under the Plan with Harold Andre Aubrey de Lavenu, a Vice President and Director of the Company. Pursuant to the Lavenu RSA, the Company granted Mr. Lavenu 250,000 shares of the Company’s common stock (the “Restricted Shares”) under the Plan to vest as follows:

●	70,000 of the Restricted Shares are to vest on the grant date of August 29, 2022 (the “Grant Date”);
●
The remaining 180,000 of the Restricted Shares are to vest over a three (3) year period with one-thirty-sixth (1/36th) or 5,000 of the number of Restricted Shares vesting on the one (1) month anniversary of the Grant Date and an additional one-thirty-sixth (1/36th) or 5,000 of the number of Restricted Shares vesting at the end of each one (1) month anniversary thereafter (each a “Vesting Date”), provided that Mr. Lavenu continues to be an employee of the Company in good standing, as of the applicable Vesting Date, such that one hundred percent (100%) of the Restricted Shares will have vested on the third (3rd) anniversary of the Grant Date.

Notwithstanding the foregoing, the Restricted Shares shall become immediately vested upon a change of control of the Company. The description of the Lavenu RSA does not purport to be complete and is qualified in its entirety by the full text of the Lavenu RSA, a copy of which is filed herewith as Exhibit 10.7 hereto and is incorporated by reference herein.

Restricted Stock Agreement with Jeffrey Thomas

On August 29, 2022, the Company entered into a Restricted Stock Agreement (the “Thomas RSA”) under the Plan with Jeffrey Thomas, a member of the Company’s Board. Pursuant to the Thomas RSA, the Company granted Mr. Thomas 250,000 shares of the Company’s common stock (the “Restricted Shares”) under the Plan to vest as follows:

●	70,000 of the Restricted Shares are to vest on the grant date of August 29, 2022 (the “Grant Date”);
●
The remaining 180,000 of the Restricted Shares are to vest over a three (3) year period with one-thirty-sixth (1/36th) or 5,000 of the number of Restricted Shares vesting on the one (1) month anniversary of the Grant Date and an additional one-thirty-sixth (1/36th) or 5,000 of the number of Restricted Shares vesting at the end of each one (1) month anniversary thereafter (each a “Vesting Date”), provided that Mr. Thomas continues to be an employee of the Company in good standing, as of the applicable Vesting Date, such that one hundred percent (100%) of the Restricted Shares will have vested on the third (3rd) anniversary of the Grant Date.

Notwithstanding the foregoing, the Restricted Shares shall become immediately vested upon a change of control of the Company. The description of the Thomas RSA does not purport to be complete and is qualified in its entirety by the full text of the Thomas RSA, a copy of which is filed herewith as Exhibit 10.8 hereto and is incorporated by reference herein.

Restricted Stock Agreement with Josef Tukacs

On August 29, 2022, the Company entered into a Restricted Stock Agreement (the “Tukacs RSA”) under the Plan with Josef Tukacs, a member of the Company’s Board. Pursuant to the Tukacs RSA, the Company granted Mr. Tukacs 250,000 shares of the Company’s common stock (the “Restricted Shares”) under the Plan to vest as follows:

●	70,000 of the Restricted Shares are to vest on the grant date of August 29, 2022 (the “Grant Date”);
●
The remaining 180,000 of the Restricted Shares are to vest over a three (3) year period with one-thirty-sixth (1/36th) or 5,000 of the number of Restricted Shares vesting on the one (1) month anniversary of the Grant Date and an additional one-thirty-sixth (1/36th) or 5,000 of the number of Restricted Shares vesting at the end of each one (1) month anniversary thereafter (each a “Vesting Date”), provided that Mr. Tukacs continues to be an employee of the Company in good standing, as of the applicable Vesting Date, such that one hundred percent (100%) of the Restricted Shares will have vested on the third (3rd) anniversary of the Grant Date.

Notwithstanding the foregoing, the Restricted Shares shall become immediately vested upon a change of control of the Company. The description of the Tukacs RSA does not purport to be complete and is qualified in its entirety by the full text of the Tukacs RSA, a copy of which is filed herewith as Exhibit 10.9 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1*†	Executive Employment Agreement between CEN Biotech, Inc. and Lawrence Lehoux dated August 26, 2022.
10.2*†	Executive Employment Agreement between CEN Biotech, Inc. and Brian S. Payne dated August 26, 2022.
10.3*†	Restricted Stock Agreement between CEN Biotech, Inc. and Lawrence Lehoux dated August 29, 2022.
10.4*†	Restricted Stock Agreement between CEN Biotech, Inc. and Brian S. Payne dated August 29, 2022.
10.5*†	Restricted Stock Agreement between CEN Biotech, Inc. and Donald Strilchuck dated August 29, 2022.
10.6*†	Restricted Stock Agreement between CEN Biotech, Inc. and George Dragicevic dated August 29, 2022.
10.7*†	Restricted Stock Agreement between CEN Biotech, Inc. and Harold Andre Aubrey de Lavenu dated August 29, 2022.
10.8*†	Restricted Stock Agreement between CEN Biotech, Inc. and Jeffrey Thomas dated August 29, 2022.
10.9*†	Restricted Stock Agreement between CEN Biotech, Inc. and Josef Tukacs dated August 29, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Filed herewith.

† Includes management contracts and compensation plans and arrangements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CEN Biotech, Inc.

Date: August 31, 2022	By:	/s/ Brian S. Payne
Brian S. Payne
Chief Executive Officer (principal executive officer)